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Scudder Blue Chip Fund

Classes A, B, C and I

Semiannual Report

April 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Blue Chip Fund	Nasdaq Symbol	CUSIP Number
Class A	KBCAX	81111P-100
Class B	KBCBX	81111P-209
Class C	KBCCX	81111P-308

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary April 30, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Blue Chip Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A	3.53%	-14.93%	-5.56%	4.76%	8.68%
Class B	3.09%	-15.66%	-6.40%	3.89%	7.77%(a)
Class C	3.13%	-15.57%	-6.27%	3.97%	7.87%(a)
S&P 500 Index+	2.29%	-12.64%	-5.75%	7.55%	12.22%
Russell 1000 Index++	3.37%	-11.98%	-5.10%	7.88%	12.24%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 04/30/02	$ 15.56	$ 15.03	$ 15.18
10/31/01	$ 15.03	$ 14.58	$ 14.72

Class A Lipper Rankings - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	518	of	826	63
3-Year	280	of	623	45
5-Year	260	of	385	68
10-Year	89	of	114	78

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Blue Chip Fund - Class A -- S&P 500 Index+ - - - Russell 1000 Index++

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$8,108	$7,938	$11,892	$21,659
	Average annual total return	-19.82%	-7.41%	3.53%	8.03%
Class B(c)	Growth of $10,000	$8,181	$8,046	$12,005	$21,139(a)
	Average annual total return	-18.19%	-6.99%	3.72%	7.77%(a)
Class C(c)	Growth of $10,000	$8,443	$8,235	$12,151	$21,337(a)
	Average annual total return	-15.57%	-6.27%	3.97%	7.87%(a)
S&P 500 Index+	Growth of $10,000	$8,736	$8,372	$14,388	$31,682
	Average annual total return	-12.64%	-5.75%	7.55%	12.22%
Russell 1000 Index++	Growth of $10,000	$8,802	$8,546	$14,615	$31,733
	Average annual total return	-11.98%	-5.10%	7.88%	12.24%

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Blue Chip Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, we believe momentum is building for an economic and market recovery.

Economists have been looking to consumer and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit the economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The federal funds rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

Economic Guideposts Data as of 4/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We can expect improvement in the stock market as well. Corporate profits bottomed last fall, and should continue improving through 2002 and 2003. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid to high single digits this year.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 16, 2002, and may not actually come to pass.

Portfolio Management Review

In April 2002, Joshua Feuerman and Michael Patchen assumed management of Scudder Blue Chip Fund. Below, Feuerman discusses his team's investment strategy, the changes they made to the portfolio and the fund's performance for the six months ended April 30, 2002.

Q: You took over management of Scudder Blue Chip Fund in early April. Will you tell us about your investment management experience?

A: Certainly. I have more than 10 years of investment experience and joined the firm in 1999. I head the Global Quantitative Equities group - a team that manages a variety of investment products with both domestic and international exposure. I manage Scudder Blue Chip Fund with Michael Patchen, a senior portfolio manager at the firm. Michael joined the firm in 2000 and for the past six years has focused on managing assets on a wide variety of investment platforms.

Q: Will you explain your investment style and its potential impact on the fund?

A: Michael and I are managing this fund quite differently from the previous managers - using a quantitative equity style of management. Our goal is for this fund to outperform its benchmark, the Standard & Poor's 500, by 3 to 4 percent on an annualized basis with a limited amount of risk. The S&P 500 is an unmanaged group of 500 large-cap stocks (value and growth) that are representative of the U.S. stock market.

We are not managing this as an index fund, but the portfolio will have a high correlation to the S&P 500 and the Russell 1000 Index. The fund will take minimal deviations from the industry positions found in the S&P 500.

We use the Russell 1000 Index as our universe of stocks to consider for investment. The Russell 1000 Index is an unmanaged group of 1,000 large-cap stocks that is representative of the U.S. stock market. We look for companies that are undervalued relative to their industry peers, yet have earnings growth prospects that are better than the industry average. This selection criteria provides access to both value and growth stocks, which gives the fund the potential to perform well no matter which style of stocks is in fashion. The fund is also much more diversified now. We've increased the holdings to about 110 stocks from approximately 80 when we assumed management. Our quantitative process allows us to analyze all securities thoroughly and equally. We place as much emphasis on portfolio construction as we do on stock evaluation in order to deliver a risk-controlled portfolio with the goal of consistently outperforming the S&P 500 over time.

Q: Will you provide an overview of market conditions from November 1, 2001 through April 30, 2002?

A: At the start of the reporting period - November 1, 2001 - the U.S. economy was in the midst of a recession, and the stock market was still in shock from the terrorist attacks of September 11. After the attacks, nearly every type of stock lost considerable ground, but large growth stocks bore the brunt of the decline, losing more ground than their large value counterparts. By the end of the year, investors began to regain confidence, and the stock market rallied in November and December, enabling many stocks - particularly growth stocks - to make up ground lost in the wake of September 11. Since then, the market has been quite volatile, but economic data have been improving.

Q: How did the fund perform during this period?

A: Scudder Blue Chip Fund gained 3.53 percent (Class A shares unadjusted for sales charge) for the six months ended April 30, 2002. This compares with a return of 2.29 percent by the Standard & Poor's 500.

Q: What market sectors helped and hurt performance in the period?

A: The fund's health care stocks added to relative performance in the period. The previous managers had reduced the fund's position in pharmaceutical stocks, which helped as that industry struggled. An underweight position in the poorly performing telecommunication services industry also helped the fund relative to its benchmark.

The fund's technology stocks were the most material detriment to performance. Stock selection within the semiconductors and peripherals subsectors took away from returns. A poorly performing industrial stock also hurt performance.

Q: What is your outlook for the stock market and for the fund in particular?

A: We believe that economic recovery has taken hold. It began in a spotty fashion, but the signs are unmistakable that the economy is back on the upswing. Now the question is: Will it be a sharp rebound or a more gradual upturn? Since the all-important consumer and housing sectors never really declined that much, a gradual rebound seems more likely. It's probably premature to expect a return of robust business capital spending, particularly on technology, but we believe that the massive amount of monetary stimulus by the Federal Reserve Board will continue to have a positive effect. And, although corporate profits have not recovered as quickly as other economic indicators, we think there may be a fairly dramatic increase in profits by the end of this year and into next year.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2002

Asset Allocation	4/30/02	10/31/01

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/02	10/31/01

Financial	17%	14%
Health	16%	18%
Technology	15%	15%
Manufacturing	9%	12%
Consumer Discretionary	9%	9%
Energy	7%	7%
Consumer Staples	7%	10%
Service Industries	6%	3%
Communications	5%	3%
Other	9%	9%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2002 (23.6% of Portfolio)
1. Johnson & Johnson Provider of health care products	3.6%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.6%
3. Cisco Systems, Inc. Developer of computer network products	2.5%
4. Citigroup, Inc. Provider of diversified financial services	2.5%
5. Exxon Mobil Corp. Explorer and producer of oil and gas	2.3%
6. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.1%
7. General Electric Co. Industrial conglomerate	2.1%
8. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.1%
9. Devon Energy Corp. Explorer and producer of oil and gas	1.9%
10. Marathon Oil Corp. Explorer of oil and gas	1.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 97.6%
Communications 5.1%
Telephone/Communications
ALLTEL Corp.	23,000	1,138,500
AT&T Corp.	595,200	7,809,024
BellSouth Corp.	225,000	6,828,750
Sprint Corp. (FON Group)	606,000	9,605,100
Verizon Communications, Inc.	330,900	13,272,399
		38,653,773
Consumer Discretionary 8.5%
Apparel & Shoes 0.2%
Coach, Inc.*	26,400	1,478,400
Department & Chain Stores 4.0%
Best Buy Co., Inc.*	104,700	7,784,445
Home Depot, Inc.	116,700	5,411,379
TJX Companies, Inc.	192,000	8,367,360
Wal-Mart Stores, Inc.	157,600	8,803,536
		30,366,720
Home Furnishings 0.9%
Mohawk Industries, Inc.*	109,600	7,050,568
Hotels & Casinos 1.2%
Hotels.com "A"*	98,800	6,216,496
MGM Mirage, Inc.*	68,600	2,754,290
		8,970,786
Recreational Products 0.6%
Harley-Davidson, Inc.	78,900	4,180,911
Specialty Retail 1.6%
CDW Computer Centers, Inc.*	69,900	3,830,520
Office Depot, Inc.*	250,000	4,785,000
Whole Foods Market, Inc.*	78,000	3,647,280
		12,262,800
Consumer Staples 6.6%
Alcohol & Tobacco 1.2%
Philip Morris Companies, Inc.	170,000	9,253,100
Food & Beverage 3.1%
Hershey Foods Corp.	108,800	7,398,400
PepsiCo, Inc.	301,500	15,647,850
		23,046,250
Package Goods/Cosmetics 2.3%
Avon Products, Inc.	124,700	6,964,495
Clorox Co.	19,200	849,600
Procter & Gamble Co.	102,600	9,260,676
		17,074,771
Durables 1.5%
Aerospace 1.0%
Lockheed Martin Corp.	87,000	5,472,300
Northrop Grumman Corp.	14,700	1,773,702
		7,246,002
Tires 0.5%
Goodyear Tire & Rubber Co.	163,900	3,646,775
Energy 6.7%
Oil & Gas Production
Burlington Resources, Inc.	86,600	3,847,638
Devon Energy Corp.	291,500	14,373,865
Exxon Mobil Corp.	436,486	17,533,643
Marathon Oil Corp.	492,300	14,306,238
		50,061,384
Financial 16.7%
Banks 8.8%
Bank of America Corp.	128,200	9,291,936
Bank One Corp.	199,200	8,141,304
Citigroup, Inc.	426,666	18,474,638
Fifth Third Bancorp.	135,000	9,259,650
Golden State Bancorp., Inc.	36,300	1,197,537
J.P. Morgan Chase & Co.	143,800	5,047,380
Mellon Financial Corp.	271,000	10,232,960
Roslyn Bancorp., Inc.	137,800	3,172,156
Wells Fargo & Co.	27,500	1,406,625
		66,224,186
Consumer Finance 0.4%
American Express Co.	33,300	1,365,633
Capital One Finance Corp.	26,400	1,581,096
		2,946,729
Insurance 2.9%
American International Group, Inc.	132,162	9,135,037
Hartford Financial Services Group, Inc.	83,700	5,800,410
Progressive Corp.	118,200	6,796,500
		21,731,947
Other Financial Companies 4.0%
Fannie Mae	161,500	12,747,195
Goldman Sachs Group, Inc.	100,000	7,875,000
Legg Mason, Inc.	13,300	668,192
TCF Financial Corp.	40,300	2,097,615
Washington Mutual, Inc.	186,000	7,017,780
		30,405,782
Real Estate 0.6%
Apartment Investment & Management Co. (REIT)	14,300	702,130
Avalonbay Communities, Inc. (REIT)	13,900	662,613
Equity Office Properties Trust (REIT)	79,100	2,264,633
Equity Residential Properties Trust (REIT)	36,300	1,023,660
		4,653,036
Health 15.5%
Biotechnology 0.8%
Biogen, Inc.*	129,800	5,642,406
Health Industry Services 1.4%
Cerner Corp.*	35,100	1,864,161
Health Net, Inc.*	15,500	459,575
McKesson Corp.	166,700	6,733,013
Oxford Health Plans*	29,300	1,352,488
		10,409,237
Hospital Management 1.1%
Tenet Healthcare Corp.*	110,300	8,092,711
Medical Supply & Specialty 4.4%
Cytyc Corp.*	61,100	959,881
Johnson & Johnson	429,250	27,411,905
Medtronic, Inc.	30,200	1,349,638
Zimmer Holdings, Inc.*	97,400	3,380,754
		33,102,178
Pharmaceuticals 7.8%
Abbott Laboratories	255,000	13,757,250
Barr Laboratories, Inc.*	54,100	3,605,765
Bristol-Myers Squibb Co.	446,000	12,844,800
Eli Lilly & Co.	139,400	9,207,370
Pfizer, Inc.	532,500	19,356,375
		58,771,560
Manufacturing 9.7%
Chemicals 2.3%
Cabot Microelectronics Corp.*	201,100	9,833,790
Praxair, Inc.	134,500	7,679,950
		17,513,740
Diversified Manufacturing 4.8%
3M Co.	7,300	918,340
General Electric Co.	498,400	15,724,520
Honeywell International, Inc.	150,900	5,535,012
Illinois Tool Works, Inc.	195,000	14,059,500
		36,237,372
Electrical Products 0.1%
Hon Industries, Inc.	17,800	532,576
Industrial Specialty 0.6%
Lear Corp.*	83,900	4,313,299
Machinery/Components/Controls 1.0%
Johnson Controls, Inc.	90,000	7,762,500
Office Equipment/Supplies 0.3%
Polycom, Inc.*	107,300	2,212,526
Wholesale Distributors 0.6%
W.W. Grainger, Inc.	86,000	4,822,020
Media 2.0%
Advertising 0.9%
Omnicom Group, Inc.	78,400	6,839,616
Broadcasting & Entertainment 0.3%
Viacom, Inc. "B"*	43,549	2,051,158
Print Media 0.8%
Knight-Ridder, Inc.	44,000	2,948,000
Tribune Co.	71,400	3,153,738
		6,101,738
Metals and Minerals 1.2%
Steel & Metals
Nucor Corp.	149,300	8,726,585
Service Industries 5.7%
Investment 0.6%
Bear Stearns Companies, Inc.	78,500	4,862,290
Miscellaneous Commercial Services 0.8%
KPMG Consulting, Inc.*	341,800	5,981,500
Miscellaneous Consumer Services 1.5%
eBay, Inc.*	26,800	1,423,080
H&R Block, Inc.	69,800	2,800,376
TXU Corp.	131,000	7,129,020
		11,352,476
Printing/Publishing 2.8%
Dow Jones & Co., Inc.	176,800	9,612,616
McGraw-Hill, Inc.	175,200	11,211,048
		20,823,664
Technology 14.7%
Computer Software 3.5%
Microsoft Corp.*	272,100	14,219,946
Network Associates, Inc.*	272,900	4,843,975
Oracle Corp.*	78,200	785,128
Symantec Corp.*	176,200	6,239,242
		26,088,291
EDP Peripherals 0.8%
VERITAS Software Corp.*	202,700	5,744,518
Electronic Components/Distributors 3.8%
Cisco Systems, Inc.*	1,265,000	18,532,250
Lucent Technologies, Inc.*	598,200	2,751,720
Tech Data Corp.*	160,800	7,612,272
		28,896,242
Electronic Data Processing 1.1%
International Business Machines Corp.	95,400	7,990,704
Semiconductors 5.5%
Emulex Corp.*	130,100	3,771,599
Intel Corp.	551,800	15,786,998
LSI Logic Corp.*	99,300	1,276,005
Micron Technology, Inc.*	443,100	10,501,470
Texas Instruments, Inc.	44,300	1,370,199
Xilinx, Inc.*	239,200	9,032,192
		41,738,463
Transportation 1.7%
Air Freight 0.5%
FedEx Corp.*	73,900	3,818,413
Railroads 1.2%
Union Pacific Corp.	159,600	9,065,280
Utilities 2.0%
Electric Utilities
Edison International*	316,100	5,737,215
FirstEnergy Corp.	112,100	3,732,930
PG&E Corp.*	121,100	2,845,850
Southern Co.	92,900	2,633,715
		14,949,710
Total Common Stocks (Cost $704,083,643)		733,696,693

Cash Equivalents 2.4%
Scudder Cash Management QP Trust, 1.86% (b) (Cost $17,706,194)	17,706,194	17,706,194
Total Investment Portfolio - 100.0% (Cost $721,789,837) (a)		751,402,887

* Non-income producing security.
(a) The cost for federal income tax purposes was $725,566,372. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $25,836,515. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,784,898 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $43,948,383.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $721,789,837)	$ 751,402,887
Dividends receivable	484,408
Interest receivable	79
Receivable for Fund shares sold	380,652
Total assets	752,268,026
Liabilities
Payable for Fund shares redeemed	2,570,234
Accrued management fee	348,834
Other accrued expenses and payables	609,817
Total liabilities	3,528,885
Net assets, at value	$ 748,739,141
Net Assets
Net assets consist of: Accumulated net investment loss	(1,158,328)
Net unrealized appreciation (depreciation) on investments	29,613,050
Accumulated net realized gain (loss)	(97,469,961)
Paid-in capital	817,754,380
Net assets, at value	$ 748,739,141

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($407,081,171 / 26,167,170 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.56
Maximum offering price per share (100 / 94.25 of $15.56)	$ 16.51
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($278,312,999 / 18,513,612 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.03
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($58,344,699 / 3,844,353 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.18
Class I Net Asset Value, offering and redemption price per share ($5,000,272 / 313,884 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.93

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $14,475)	$ 4,592,970
Interest	113,649
Total Income	4,706,619
Expenses: Management fee	2,248,128
Administrative fee	1,324,010
Distribution service fees	2,271,310
Trustees' fees and expenses	21,866
Total expenses, before expense reductions	5,865,314
Expense reductions	(367)
Total expenses, after expense reductions	5,864,947
Net investment income (loss)	(1,158,328)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	29,420,675
Net unrealized appreciation (depreciation) during the period on investments	227,741
Net gain (loss) on investment transactions	29,648,416
Net increase (decrease) in net assets resulting from operations	$ 28,490,088

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31, 2001
Operations: Net investment income (loss)	$ (1,158,328)	$ (4,760,167)
Net realized gain (loss) on investment transactions	29,420,675	(123,733,590)
Net unrealized appreciation (depreciation) on investment transactions during the period	227,741	(210,930,945)
Net increase (decrease) in net assets resulting from operations	28,490,088	(339,424,702)
Distributions to shareholders from: Net realized gains: Class A	-	(17,874,667)
Class B	-	(12,842,035)
Class C	-	(2,170,392)
Class I	-	(272,420)
Fund share transactions: Proceeds from shares sold	178,406,569	435,722,135
Reinvestment of distributions	-	31,083,076
Cost of shares redeemed	(244,685,573)	(497,593,211)
Net increase (decrease) in net assets from Fund share transactions	(66,279,004)	(30,788,000)
Increase (decrease) in net assets	(37,788,916)	(403,372,216)
Net assets at beginning of period	786,528,057	1,189,900,273
Net assets at end of period (including accumulated net investment loss of $1,158,328 at April 30, 2002)	$ 748,739,141	$ 786,528,057

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 15.03	$ 21.76	$ 20.76	$ 16.61	$ 17.68	$ 17.14
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.03)	(.03)	.02	.11	.18
Net realized and unrealized gain (loss) on investment transactions	.52	(6.10)	1.78	4.55	1.17	3.70
Total from investment operations	.53	(6.13)	1.75	4.57	1.28	3.88
Less distributions from: Net investment income	-	-	-	-	(.16)	(.21)
Net realized gains on investment transactions	-	(.60)	(.75)	(.42)	(2.19)	(3.13)
Total distributions	-	(.60)	(.75)	(.42)	(2.35)	(3.34)
Net asset value, end of period	$ 15.56	$ 15.03	$ 21.76	$ 20.76	$ 16.61	$ 17.68
Total Return (%)[c]	3.53**	(28.71)	8.51	27.96	7.80	26.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	407	430	651	547	378	308
Ratio of expenses before expense reductions (%)	1.10*	1.23[d]	1.17	1.19	1.29	1.19
Ratio of expenses after expense reductions (%)	1.10*	1.22[d]	1.16	1.19	1.29	1.19
Ratio of net investment income (loss) (%)	.07*	(.14)	(.14)	.13	.62	1.07
Portfolio turnover rate (%)	139*	124	89	75	157	183
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.20% and 1.20%, respectively.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 14.58	$ 21.30	$ 20.50	$ 16.55	$ 17.61	$ 17.09
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.16)	(.20)	(.14)	(.03)	.04
Net realized and unrealized gain (loss) on investment transactions	.51	(5.96)	1.75	4.51	1.17	3.67
Total from investment operations	.45	(6.12)	1.55	4.37	1.14	3.71
Less distributions from: Net investment income	-	-	-	-	(.01)	(.06)
Net realized gains on investment transactions	-	(.60)	(.75)	(.42)	(2.19)	(3.13)
Total distributions	-	(.60)	(.75)	(.42)	(2.20)	(3.19)
Net asset value, end of period	$ 15.03	$ 14.58	$ 21.30	$ 20.50	$ 16.55	$ 17.61
Total Return (%)[c]	3.09**	(29.30)	7.62	26.83	6.96	25.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	278	293	454	314	174	123
Ratio of expenses before expense reductions (%)	1.93*	2.04[d]	1.98	2.07	2.10	2.06
Ratio of expenses after expense reductions (%)	1.93*	2.02[d]	1.97	2.07	2.10	2.06
Ratio of net investment income (loss) (%)	(.76)*	(.93)	(.95)	(.75)	(.19)	.20
Portfolio turnover rate (%)	139*	124	89	75	157	183
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.99% and 1.99%, respectively.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 14.72	$ 21.47	$ 20.64	$ 16.65	$ 17.69	$ 17.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.15)	(.20)	(.13)	(.01)	.03
Net realized and unrealized gain (loss) on investment transactions	.52	(6.00)	1.78	4.54	1.18	3.71
Total from investment operations	.46	(6.15)	1.58	4.41	1.17	3.74
Less distributions from: Net investment income	-	-	-	-	(.02)	(.07)
Net realized gains on investment transactions	-	(.60)	(.75)	(.42)	(2.19)	(3.13)
Total distributions	-	(.60)	(.75)	(.42)	(2.21)	(3.20)
Net asset value, end of period	$ 15.18	$ 14.72	$ 21.47	$ 20.64	$ 16.65	$ 17.69
Total Return (%)[c]	3.13**	(29.21)	7.72	26.91	7.08	25.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	59	75	44	23	11
Ratio of expenses before expense reductions (%)	1.91*	1.95[d]	1.93	1.98	2.03	2.00
Ratio of expenses after expense reductions (%)	1.91*	1.92[d]	1.93	1.97	2.03	2.00
Ratio of net investment income (loss) (%)	(.74)*	(.84)	(.91)	(.65)	(.12)	.26
Portfolio turnover rate (%)	139*	124	89	75	157	183
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.92% and 1.92%, respectively.
* Annualized
** Not annualized

Class I
Years Ended October 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 15.36	$ 22.11	$ 20.99	$ 16.68	$ 17.72	$ 17.18
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.07	.08	.13	.21	.32
Net realized and unrealized gain (loss) on investment transactions	.53	(6.22)	1.79	4.60	1.19	3.58
Total from investment operations	.57	(6.15)	1.87	4.73	1.40	3.90
Less distributions from: Net investment income	-	-	-	-	(.25)	(.23)
Net realized gains on investment transactions	-	(.60)	(.75)	(.42)	(2.19)	(3.13)
Total distributions	-	(.60)	(.75)	(.42)	(2.44)	(3.36)
Net asset value, end of period	$ 15.93	$ 15.36	$ 22.11	$ 20.99	$ 16.68	$ 17.72
Total Return (%)	3.71**	(28.34)	9.01	28.81	8.53	26.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	10	10	6	5
Ratio of expenses before expense reductions (%)	.66*	.70[c]	.69	.72	.68	.70
Ratio of expenses after expense reductions (%)	.66*	.70[c]	.68	.72	.68	.70
Ratio of net investment income (loss) (%)	.51*	.39	.34	.60	1.23	1.56
Portfolio turnover rate (%)	139*	124	89	75	157	183
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were .69% and .69%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $119,021,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term instruments) aggregated $550,756,925 and $617,205,514, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or "the Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.56% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.35% and 0.10% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 710,502	$ 119,544
Class B	561,796	94,482
Class C	107,679	18,366
Class I	2,795	466
	$ 1,382,772	$ 232,858

In addition, the Administrative Fee expense on the Statement of Operations includes ($58,762) changes in estimates of expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 1,123,587	$ 175,682
Class C	230,741	36,990
	$ 1,354,328	$ 212,672

In addition, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 475,539	$ 82,664
Class B	364,529	58,274
Class C	76,914	11,153
	$ 916,982	$ 152,091

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the six months ended April 30, 2002 aggregated $29,463.

In addition, SDI receives a contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and C shares aggregated $502,227 and $3,254, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2002, SDI received $452.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2002, totaled $113,649 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $367 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,764,608	$ 108,744,047	15,682,087	$ 278,224,356
Class B	3,178,058	49,501,469	6,467,144	110,441,453
Class C	1,229,884	19,321,609	2,684,812	45,578,185
Class I	50,395	839,444	80,648	1,478,141
		$ 178,406,569		$ 435,722,135
Shares issued to shareholders in reinvestment of distributions
Class A	-	-	905,241	$ 16,946,225
Class B	-	-	646,072	11,816,568
Class C	-	-	110,996	2,047,862
Class I	-	-	14,262	272,421
		-		$ 31,083,076
Shares redeemed
Class A	(9,182,933)	$ (147,695,002)	(17,911,563)	$ (316,010,524)
Class B	(4,736,117)	(73,750,391)	(8,352,142)	(139,704,001)
Class C	(1,369,930)	(21,530,198)	(2,307,853)	(38,694,729)
Class I	(103,715)	(1,709,982)	(180,737)	(3,183,957)
		$ (244,685,573)		$ (497,593,211)
Net increase (decrease)
Class A	(2,418,325)	$ (38,950,955)	(1,324,235)	$ (20,839,943)
Class B	(1,558,059)	(24,248,922)	(1,238,926)	(17,445,980)
Class C	(140,046)	(2,208,589)	487,955	8,931,318
Class I	(53,320)	(870,538)	(85,827)	(1,433,395)
		$ (66,279,004)		$ (30,788,000)

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Blue Chip Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
26,724,541	526,055	800,260

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Performance Summary April 30, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	Life of Class**
Scudder Blue Chip Fund - Class I Shares	3.71%	-14.58%	-5.23%	5.34%	9.36%
S&P 500 Index+	2.29%	-12.64%	-5.75%	7.55%	11.08%
Russell 1000 Index++	3.37%	-11.98%	-5.10%	7.88%	10.92%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Blue Chip Fund - Class I Shares -- S&P 500 Index+ - - - Russell 1000 Index++

Yearly periods ended April 30

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on November 22, 1995. Index comparisons begin November 30, 1995.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Deutche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Blue Chip Fund prospectus and the 2001 Annual Report for Scudder Blue Chip Fund.

(SBCF-2I)